Exhibit 10.4

FIRST AMENDMENT
This FIRST AMENDMENT (“First Amendment”) is effective as of February 26, 2014 (“First Amendment Effective Date”), by and between Daewoong Pharmaceutical Co., Ltd. (“DAEWOONG”) and Evolus Inc. (“EVOLUS”), and amends that certain License & Supply Agreement between the Parties dated September 30, 2013 (the “Original Agreement”).
The Parties, for their mutual benefit, now wish to amend the Original Agreement. Capitalized terms herein used which are not herein defined shall have the respective meanings ascribed to them in the Original Agreement. All references to the term “Agreement” in the Original Agreement shall be deemed to include all of the terms and conditions of this First Amendment.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:
1.AMENDMENT.
(a)    Territory. The definition of “Territory” in Section 1.36 of the Original Agreement is hereby deleted in its entirety and replaced with the following:
““Territory” means the United States of America and its territories and possessions, the EU, Switzerland, Australia, Canada, Russia and the CIS and South Africa. As used herein, (a) “EU” means all of the European Union member states as of the applicable time during the Term and (b) CIS means all of the Commonwealth of Independent member states as of the applicable time during the Term. From time to time in this Agreement, all regions within the Territory other than the United States of America and its territories and possessions are sometimes referred to herein as the “Non-US Territory”, and the United States and its territories and possessions are referred to as the “US Territory.””
2.COUNTERPARTS. This First Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Signatures to this First Amendment transmitted by facsimile, email, portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as the physical delivery of the paper document bearing original signatures.
3.NO OTHER AMENDMENTS. Except as herein set forth, the Original Agreement has not been modified and, as amended by this First Amendment, remains of full force and effect. To the extent there are any inconsistencies or ambiguities between the specific subject matter of this First Amendment and the Original Agreement, the terms of this First Amendment shall supersede the Original Agreement.
IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this First Amendment effective as of the First Amendment Effective Date.

DAEWOONG PHARMACEUTICAL CO., LTD.		EVOLUS INC.
By:	/s/ Jongwook Lee	By:	/s/ Christopher Marmo
Name:	Jongwook Lee	Name:	Christopher Marmo
Title:	CEO, President	Title:	Chief Executive Officer
Date:	March 17, 2014	Date:	February 26, 2014

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Annex B Amendment

Target Performance for Russia, CIS, and South Africa*

(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nabota™	[***] USD per [***] IU vial [***] USD per [***] IU vial [***] USD per [***] IU vial	[***]	[***]	[***]	[***]	[***]

*In the event that EVOLUS fails to achieve the Minimum Annual Purchases in the Amended Territories as described above (i.e. [***]% of targeted performance for the amended territories), but EVOLUS or its affiliates have achieved at least [***]% of the target performance by market share in the Amended Territories based upon the table set forth below, then Evolus and its affiliates shall be deemed to have met the Annual Purchase Minimums for the Amended Territories for the applicable year. For avoidance of doubt, if the Minimum Annual Purchase quantities are accomplished for any given year in the Amended Territories, then EVOLUS shall have met the Minimum Annual Purchase for the Amended Territories in such year regardless of the market share criteria set forth below.

*Target Performance for Russia, CIS, and South Africa

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nabota™	[***] USD per [***] IU vial [***] USD per [***] IU vial [***] USD per [***] IU vial	[***]%	[***]%	[***]%	[***]%	[***]%

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.